UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 27, 2007

                    CHL Mortgage Pass-Through Trust 2007-3
                    --------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131662-27

                                  CWMBS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131662

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                       95-4449516
                --------                       ----------
    (State or Other Jurisdiction            (I.R.S. Employer
   of Incorporation of the depositor)   Identification No. of the
                                                depositor)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                   ---------
(Address of Principal                                   (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-----------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01.  Other Events.
---------   ------------

          On February 27, 2007, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the CHL Mortgage Pass-Through Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

          On February 26, 2007, BNP Paribas, as corridor contract counterparty (the "Counterparty") and The Bank of New York, as supplemental interest trustee (the "Supplemental interest Trustee"), entered into a corridor contract confirmation (the "Corridor Contract Confirmation") annexed hereto as
Exhibit 99.2.

          On March 15, 2006, the Company entered into a Master Item 1115 Agreement and a supplement thereto (the "Item 1115 Agreement"), dated as of March 15, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.3.

Section 9 - Financial Statements and Exhibits
---------


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
            --------

            99.1. Pooling and Servicing Agreement, dated as of February 1,
                  2007, by and among the Company, the Sellers, the Master Servicer and the Trustee.

            99.2 The Corridor Contract Confirmation, dated as of February 26, 2007, by and between the Counterparty and the Supplemental Interest Trustee.

            99.3 The Item 1115 Agreement, dated as of March 15, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.


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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  March 27, 2007


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

                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1. Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 Corridor Contract Confirmation, dated February 26, 2007, by and between the Counterparty and the Supplemental Interest Trustee.

99.3 The Item 1115 Agreement, dated as of March 15, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.


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